UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 9, 2004



                           CREDITRISKMONITOR.COM, INC.
             (Exact name of registrant as specified in its charter)



    NEVADA                         1-8601                    36-2972588
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification
incorporation)                                                   No.)



     110 Jericho Turnpike, Suite 202, Floral Park, NY              11001-2019
         (Address of  principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (516) 620-5400


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Item 5. Other Events and Regulation FD Disclosure.

On August 9, 2004, the Company was awarded in excess of $820,000 in compensatory and punitive damages, plus its legal fees and costs (the amount of which will be decided in a separate hearing), in its long-pending litigation against its competitor and a former Vice President. The Supreme Court of the State of New York, Nassau County, found the defendants to be in contempt of court for their breach of a Settlement Agreement ordered by the Court on July 11, 2001. A copy of the Company's press release dated August 11, 2004 announcing the Court's decision is attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c)      Exhibits

               99.1 Press Release dated August 11, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           CREDITRISKMONITOR.COM, INC.



Date: August 11, 2004                      By:  /s/  Lawrence Fensterstock
                                                -----------------------------
                                                     Lawrence Fensterstock
                                                     Chief Financial Officer